SALOMON BROTHERS VARIABLE SERIES FUNDS INC

On behalf of

Salomon Brothers Variable Total Return Fund

SUPPLEMENT DATED AUGUST 16, 2005

TO THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2005

The following information amends and supercedes, as applicable, the disclosure in the Prospectus and the Statement of Additional Information of Salomon Brothers Variable Total Return Fund (the “Fund”), a series of Salomon Brothers Variable Series Funds Inc (the “Company”):

The Board of Directors of the Company has approved an amendment to the management contract between the Fund and Salomon Brothers Asset Management Inc to incorporate the services provided under the existing administration agreement into the Fund’s management contract and to add breakpoints to the resulting combined management/administration fee for the Fund. As part of the amendment to the Fund’s management contract, the Board of Directors of the Company also approved the termination of the Fund’s current administration agreement effective as of October 1, 2005.

Effective October 1, 2005, the combined fee will be calculated in accordance with the following breakpoint schedule with the combined fee reduced at breakpoints beginning at asset levels over $1 billion:

Breakpoint Schedule Based on Net Assets of the Fund	Total Management Fee
First $1 Billion	0.750%
Next $1 Billion	0.725%
Next $3 Billion	0.700%
Next $5 Billion	0.675%
Over $10.00 Billion	0.650%

Effective August 1, 2005, the information currently contained in “Portfolio Manager Disclosure—Portfolio Managers—Other Accounts Managed by Portfolio Manager” and “Portfolio Manager Disclosure—Portfolio Managers—Portfolio Manager Securities Ownership” in the Statement of Additional Information of the Fund is amended to include the following:

Other Accounts Managed by Portfolio Managers

All information provided in the table is as of March 31, 2005. The table below identifies, for the portfolio manager, the number of accounts (other than the Fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown were subject to fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Salomon Brothers Variable Total Return Fund	Patrick Hughes	0 registered investment companies with $0 in total assets under management	0 other pooled investment vehicles with $0 in assets under management	0 other accounts with $0 in total assets under management

Portfolio Managers Securities Ownership

All information provided in the table is as of March 31, 2005.

The table below identifies ownership of fund securities by the portfolio manager.

Fund	Portfolio Manager	Fund Portfolio Manager Dollar Range of Ownership of Securities
Salomon Brothers Variable Total Return Fund	Patrick Hughes	None

SAM #0751